THE PRUDENTIAL SERIES FUND

Conservative Balanced Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Supplement dated July 20, 2016 to the

Currently Effective Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prudential Series Fund (PSF) Prospectus and Statement of Additional Information (SAI) for the Conservative Balanced Portfolio, the Small Capitalization Stock Portfolio, and the Stock Index Portfolio (the Portfolios) and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the PSF Prospectus.

A. Retirement of Portfolio Manager

Daniel Carlucci, CFA, who currently serves as a portfolio manager at Quantitative Management Associates LLC (QMA) and who is one of the QMA portfolio managers responsible for the day-to-day management of each of the Portfolios, has announced his intention to retire from QMA at the end of 2016. The Portfolios’ other portfolio managers are expected to continue to serve as portfolio managers following Mr. Carlucci’s retirement.

B. Addition of New Portfolio Manager

Effective September 30, 2016, Edward Louie will become a portfolio manager for the Small Capitalization Stock Portfolio and the Stock Index Portfolio. To reflect this change, the PSF Prospectus and SAI for the Small Capitalization Stock Portfolio and the Stock Index Portfolio are hereby revised as follows, effective September 30, 2016:

I.	The following information is added to the table entitled “Management of the Portfolio” in the Summary section of the Prospectus for both the Small Capitalization Stock Portfolio and the Stock Index Portfolio:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward Louie	Portfolio Manager	September 2016

II.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS” is hereby revised by adding the information set forth below to the portions relating to the Small Capitalization Stock Portfolio and the Stock Index Portfolio:

Edward Louie is a Portfolio Manager for QMA. Ed manages domestic and international index funds. He is responsible for portfolio management as well as trading equities, currencies and futures for QMA’s index portfolios. Previously, he served as an analyst for QMA’s Index team as well as QMA’s Value Equity team. Ed earned a BA in Economics from Stony Brook University and an MBA in Accounting from Baruch College.

III.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by adding the following information with respect to the Small Capitalization Stock Portfolio:
Small Capitalization Stock Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Quantitative Management Associates LLC	Edward Louie	3/$4,113,359,665	15/$11,768,751.05	1/$4,400,316,435.36	None

*Information above is as of March 31, 2016.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by adding the following information with respect to the Stock Index Portfolio:

Stock Index Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Quantitative Management Associates LLC	Edward Louie	3/$1,694,300,480	15/$11,768,751.05	1/$4,400,316,435.30	None

*Information above is as of March 31, 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUP3